IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE DISTRICT OF DELAWARE

IN RE:                             S     Chapter 11
                                   S
FRUEHAUF TRAILER                   S     CASE NO. 96-1563 (PJW)
CORPORATION,                       S
MARYLAND SHIPBUILDING &	           S
DRYDOCK COMPANY, F.G.R., INC.,     S
JACKSONVILLE SHIPYARDS, INC.,	     S
FRUEHAUF INTERNATIONAL,            S     Jointly Administered
LIMITED, FRUEHAUF CORPORATION,     S
THE MERCER CO., DEUTSCHE-          S
FRUEHAUF HOLDING                   S
CORPORATION, MJ HOLDINGS, INC.,    S
and E. L. DEVICES, INC.,           S
                                   S
                  Debtors.         S


                FIRST MODIFICATIONS TO DEBTORS' AMENDED
            JOINT PLAN OF REORGANIZATION DATED JULY 28, 1998

   Fruehauf Trailer Corporation, Maryland Shipbuilding & Drydock Company, F.G.R., Inc., Jacksonville Shipyards, Inc., Fruehauf International Limited, Fruehauf Corporation, The Mercer Co., Deutsche-Fruehauf Holding Corporation, MJ Holdings, Inc., and E.L. Devices, Inc. (collectively, the "Debtors"), modify the Debtors' Amended Joint Plan of Reorganization Dated July 28, 1998 (the "Plan") as follows:

1.	The definition of Class A Beneficial Interests set forth in
paragraph 1.16 of the Plan shall be modified so that the following sentence is added to the definition: The holders of Class A Beneficial Interests shall be reflected in the books and records of the Liquidating Trust in the manner of an uncertificated security.

2.	Paragraph 1.68 of the Plan shall be modified to eliminate the definition of Trust Certificates.

3.	Article 6.7(i) of the Plan shall be modified to eliminate the reference to Trust Certificates and shall read as follows:
Distribution of Class A Beneficial Interests.  Each holder of an
Allowed Class 2 or Allowed Class 4 Claim shall be notified by the Liquidating Trustee or the Indenture Trustee in writing of the amount or extent of the holder's interest in Class A
Beneficial Interests in the Liquidating Trust.

4.	Article 6.10 of the Plan shall be modified to eliminate the
reference to Trust Certificates so that Section (c) of the Article shall read as follows: The issuance and transfer pursuant to the Plan of the beneficial interests in the Liquidating Trust and any resale of such property shall be exempt from any and all federal, state and local laws requiring the registration of such security, to the fullest extent provided by section 1145 of the Bankruptcy Code.

5.	Article 7.5(a) of the Plan shall be modified to provide as
follows:

Distributions to Holders of Allowed Class 2 Claims. The Debtors shall deliver all of the Wabash Certificates and the Requisite Percentage of Class A Beneficial Interests to the Indenture Trustee. The Indenture Trustee shall make the Pro Rata distribution required by Section 4.2 of the Plan to the holders of Senior Notes. The Indenture Trustee shall inform each holder of Senior Notes of its share of the Class A Beneficial Interests in the Liquidating Trust. The Liquidating Trust shall pay all reasonable fees and expenses of the Indenture Trustee in acting as distribution agent as and when such fees and expenses become due without further order of the Bankruptcy Court.

6.	Article 7.5(c) of the Plan shall be modified to substitute
the words "Class A Beneficial Interests" for each reference to Trust Certificates in such section.

7.	Article 7.8 of the Plan shall be modified to eliminate the
references to Trust Certificates. The section, as modified, shall read as follows:

    Distributions on Account of Unsecured Class 4 Claims. If Class 4 accepts the Plan, 5.5% of the Class A Beneficial Interests in the Liquidating Trust shall be apportioned, Pro Rata, to the holders of Allowed Claims in Class 4. The Liquidating Trust shall not be required to make allocations of Class A Beneficial Interests in the Liquidating Trust distributable to Class 4 until the Liquidating Trust has resolved its objections to Disputed Claims in Class 4, a process which shall be completed no later than the first anniversary of the Effective Date. Any distributions of Cash to which the holders of Class A Beneficial Interests in Class 4 become entitled during this Claims resolution period shall be distributed to the holders of Allowed Claims in Class 4, Pro Rata, with any accrued interest thereon at the time that the Class A Beneficial Interests for Class 4 are allocated; provided, however, that such distribution shall be reduced by any taxes paid by the Liquidating Trust on account of interest or other income earned thereon.

8.	Article 7.12 of the Plan shall be modified to add the
following language: All creditors' rights to setoffs under
section 553 of the Bankruptcy Code, with respect to Claims asserted by the Debtors or on behalf of the Liquidating Trust, shall be preserved and are not impaired by the Plan, provided that a set off may not be exercised without permission from this Court.

9.	Article 7.13 of the Plan shall be modified to eliminate the
reference to Trust Certificates rather than Class A Beneficial
Interests and, as modified, shall read as follows:

   Fractional Interests. The calculation of the percentage distribution of Wabash Securities or Class A Beneficial Interests to be made to holders of certain Allowed Claims as provided elsewhere in this Plan may mathematically entitle the holder of such an Allowed Claim to a fractional interest in such stock or Class A Beneficial Interests. The number of shares of Wabash Securities or Class A Beneficial Interests to be received by a holder of an Allowed Claim shall be rounded to the next lower whole number of shares or Interests. The total number of shares of Wabash Securities or securities representing Class A Beneficial Interests to be distributed to a Class of Claims shall be adjusted as necessary to account for the rounding provided for in this section. Any fractional shares of Wabash Securities that are rounded down and not issued to the holders of Senior Notes shall be contributed to the Liquidating Trust.

10.	A new Article numbered 9.8 shall be added which shall
provide as follows:

To the extent any Claim is payable, in whole or in part, pursuant to an insurance policy or policies, issued by an insurance company on behalf of a Debtor, or any predecessor to a Debtor, holders of such Claim shall be entitled to maintain actions after the Effective Date against the applicable Debtor and/or insurance company if such actions can otherwise be maintained under applicable law; provided, however, that any award or settlement, if any, granted in any such action shall be recoverable only from the proceeds of any applicable insurance policy and shall be net of any deductible, self insured retention or similar contractual undertaking. Neither confirmation of the Plan nor the dissolution of the Debtors pursuant to the Plan shall alter an allegedly injured parties' right to coverage under any insurance policy or any rights of any insurer under any applicable law; nor shall confirmation of the Plan or the dissolution of the Debtors pursuant to the Plan limit or otherwise prejudice the ability of any Debtor or insurance company to raise any defenses that the Debtor has against any Claimant or any other insurance company. The Liquidating Trustee shall provide cooperation to the extent reasonably practicable given the Liquidating Trustee's staff, to any Claimant seeking information regarding the existence and terms of any such insurance policy.


                                 MORRIS, NICHOLS, ARSHT & TUNNELL

                                 /s/William H. Suddell Jr.
                                 -------------------------
                                 William H. Sudell, Jr. (No.
                                 Robert J. Dehney (No. 3578)
                                 Derek C. Abbott (No. 3376)
                                 1201 N. Market Street
                                 P.O. Box 1347
                                 Wilmington, DE 19899
                                 (302) 658-9200

                                     and

                                 CAMHY KARLINSKY & STEIN LLP
                                 David Neier (DN 5391)
                                 1740 Broadway, 16th Floor
                                 New York, New York 10019-4315

                                 Attorneys for Debtors

                       CERTIFICATE OF SERVICE

     The undersigned certifies that a true and correct copy of the foregoing was served on all parties on the attached list in accordance with the Rules of Bankruptcy Procedure on this ___ day of September, 1998.

                                       __________________________